                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ DONALD A. STEWART
                                  ------------------------
                                  Donald A. Stewart

February 11, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ RICHARD B. BAILEY
                                  ------------------------
                                  Richard B. Bailey

February 10, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ JOHN D. MCNEIL
                                  ------------------------
                                  John D. McNeil

February 11, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ M. COLYER CRUM
                                  ------------------------
                                  M. Colyer Crum

February 10, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ DAVID D. HORN
                                  ------------------------
                                  David D. Horn

February 10, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John G. Ireland, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ JOHN G. IRELAND
                                  ------------------------
                                  John G. Ireland

February 10, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ JOHN S. LANE
                                  ------------------------
                                  John S. Lane

February 17, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ ANGUS A. MACNAUGHTON
                                  ------------------------
                                  Angus A. MacNaughton

February 10, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                               /s/ FIORAVANTE G. PERROTTA
                                  ------------------------
                                  Fioravante G. Perrotta

February 18, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Ralph F. Peters, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ RALPH F. PETERS
                                  ------------------------
                                  Ralph F. Peters

February 18, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Peter R. O'Flinn, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ PETER R. O'FLINN
                                  ------------------------
                                  Peter R. O'Flinn

February 10, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Seymour C. Raboy, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ SEYMOUR C. RABOY
                                  ------------------------
                                  Seymour C. Raboy

March 10, 1999

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Frederick B. Whittemore, whose signature appears below, constitutes and appoints Ellen B. King, C. James Prieur and Peter F. Demuth, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ FREDERICK B. WHITTEMORE
                                  -------------------------
                                  Frederick B. Whittemore

February 10, 1999